UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 21, 2007
                                                --------------------------------

                              GSAMP Trust 2007-FM2
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                         (Exact name of issuing entity)


                          GS Mortgage Securities Corp.
               ---------------------------------------------------
              (Exact name of depositor as specified in its charter)


                         Goldman Sachs Mortgage Company
               ---------------------------------------------------
               (Exact name of sponsor as specified in its charter)


        Delaware              333-139817-02                    13-3387389
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation              File Number            Identification No.
      of depositor)                 of issuing entity)           of depositor)


85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)          (Zip Code)
                                                     ---------------------------


Depositor's telephone number, including area code      (212) 902-1000


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On January 30, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-FM2 Mortgage Pass-Through Certificates, Series 2007-FM2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fremont Investment & Loan, as responsible party and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8P, Class M-8D, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $952,056,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 20, 2007, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 20, 2007, by and between GS Mortgage Securities Corp., as depositor, and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among GS Mortgage Securities Corp., as depositor, Fremont Investment & Loan, as responsible party and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 ISDA Master Agreement, dated as of February 21, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.2   Schedule to the Master Agreement, dated as of February 21,
               2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Confirmation, dated February 14, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated February 14, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the cap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February [_], 2007                  GS MORTGAGE SECURITIES
                                          CORP.



                                          By:   /s/ Michelle Gill
                                             ----------------------
                                           Name: Michelle Gill
                                           Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                  Paper (P) or
Exhibit No.        Description                                  Electronic (E)
-----------        -----------                                  --------------
     1             Underwriting Agreement, dated as of               (E)
                   February 20, 2007, by and between
                   GS Mortgage Securities Corp., as
                   depositor, and Goldman, Sachs &
                   Co., as underwriter.


     4             Pooling and Servicing Agreement,                  (E)
                   dated as of February 1, 2007, by and
                   among GS Mortgage Securities Corp.,
                   as depositor, Fremont Investment &
                   Loan, as responsible party and
                   servicer, Wells Fargo Bank, N.A., as
                   master servicer and securities
                   administrator, and Deutsche Bank
                   National Trust Company, as trustee.

    10.1           ISDA Master Agreement, dated as of                (E)
                   February 21, 2007, by and between
                   Goldman Sachs Mitsui Marine
                   Derivatives Products, L.P., the swap
                   and cap provider, and Wells Fargo
                   Bank, N.A., the securities
                   administrator (included as part of
                   Exhibit X to Exhibit 4).

    10.2           Schedule to the Master Agreement,                 (E)
                   dated as of February 21, 2007, by and
                   between Goldman Sachs Mitsui Marine
                   Derivatives Products, L.P., the swap
                   and cap provider, and Wells Fargo
                   Bank, N.A., the securities
                   administrator (included as part of
                   Exhibit X to Exhibit 4).

    10.3           Confirmation, dated February 14,                  (E)
                   2007, by and among Goldman Sachs
                   Capital Markets, L.P., Goldman Sachs
                   Mitsui Marine Derivatives Products,
                   L.P., the swap provider, Goldman
                   Sachs Mortgage Company, L.P., and
                   Wells Fargo Bank, N.A., the
                   securities administrator (included as
                   part of Exhibit X to Exhibit 4).

    10.4           Confirmation, dated February 14,                  (E)
                   2007, by and among Goldman Sachs
                   Capital Markets, L.P., Goldman Sachs
                   Mitsui Marine Derivatives Products,
                   L.P., the cap provider, Goldman Sachs
                   Mortgage Company, L.P., and Wells
                   Fargo Bank, N.A., the securities
                   administrator (included as part of
                   Exhibit X to Exhibit 4).